As filed with the U.S. Securities and Exchange Commission on October 10, 2025

Investment Company Act File No. 811-08767

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement under the Investment Company Act of 1940 Amendment No. 99	☒

UBS Series Funds

(Exact Name of Registrant Specified in Charter)

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 793-8637

Keith A. Weller, Esq. UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	With copies to: Stephen H. Bier, Esq. Dechert LLP Three Bryant Park 1095 Avenue of the Americas New York, New York 10036

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and rules thereunder.

Explanatory Note

UBS Series Funds (the “Trust”) has filed this Amendment No. 99 to the Registration Statement of the Trust on Form N-1A (File No. 811-08767) (the “Registration Statement”) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of beneficial interest in Limited Purpose Cash Investment Fund (the “fund”), a series of the Trust, are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), since such shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Only investment companies, insurance company separate accounts, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the shares of the fund. Such investors are referred to herein as “shareholders.” This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any shares in the fund.

This Amendment No. 99 to the Registration Statement is being filed under the 1940 Act to amend and supplement Amendment No. 97 to the Registration Statement under the 1940 Act, filed with the U.S. Securities and Exchange Commission (“Commission”) on August 22, 2025 (Accession No.  0001193125-25-185452) (“Amendment 97”), as pertaining to Parts A and B of the Registration Statement with respect to the fund. Parts A and B of the Registration Statement with respect to the fund, as filed in Amendment 97, are incorporated by reference herein.

UBS Series Funds

Limited Purpose Cash Investment Fund

Amendment dated October 10, 2025

to the Parts A and B dated August 22, 2025

Dear Shareholder:

The purpose of this amendment is to update certain information contained in Parts A and B for Limited Purpose Cash Investment Fund (the “Fund”), a series of UBS Series Funds (the “Trust”).

At the recommendation of UBS Asset Management (Americas) LLC, the fund’s investment adviser, the Board of Trustees of the Trust (the “Board”) approved the use by the Fund of the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share (the “Conversion”). Currently, the Fund calculates its NAV per share to four decimals (e.g., $1.0000) using market-based pricing, and its share price fluctuates. To facilitate the Conversion, the Board approved a reverse share split in order to bring the Fund’s NAV per share to $1.0000 immediately prior to the Conversion. The Board also approved revisions to the pricing times for the Fund by adding pricing times every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The reverse share split is expected to take place after the close of business on or about November 14, 2025, and the Conversion and revised pricing times will become effective on or about November 17, 2025.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

PART C

Item 28	Exhibits

(1)	(a)	Trust Instrument 1/

	(b)	Amendment to Trust Instrument effective July 28, 1999 2/

	(c)	Amendment to Trust Instrument effective May 9, 2001 3/

	(d)	Certificate of Amendment to the Certificate of Trust effective May 9, 2001 3/

	(e)	Amendment to Trust Instrument effective April 8, 2002 4/

	(f)	Amendment to Trust Instrument effective March 15, 2004 5/

	(g)	Amendment to Trust Instrument effective August 28, 2007 6/

	(h)	Amendment to Trust Instrument effective October 6, 2008 7/

	(i)	Certificate of Amendment to Trust Instrument effective May 20, 2015 8/

	(j)	Amendment to Trust Instrument effective October 16, 2015 9/

	(k)	Amendment to Trust Instrument effective December 30, 2015 10/

	(l)	Amendment to Trust Instrument effective April 15, 2016 11/

	(m)	Amendment to Trust Instrument effective August 26, 2016 12/

	(n)	Amendment to Trust Instrument effective October 27, 2016 13/

	(o)	Certificate of Amendment to the Certificate of Trust effective March 9, 2018 14/

	(p)	Amendment to Trust Instrument effective March 9, 2018 14/

	(q)	Amendment to Trust Instrument effective October 14, 2019 15/

	(r)	Amendment to Trust Instrument effective December 19, 2019 15/

	(s)	Amendment to Trust Instrument effective September 27, 2023 16/

	(t)	Amendment to Trust Instrument effective December 18, 2023 17/

	(u)	Amendment to Trust Instrument effective August 23, 2024 18/
	(v)	Amendment to Trust Instrument effective December 13, 2024 19/

(2)	(a)	By-Laws 1/

	(b)	Certificate of Amendment to By-Laws dated December 19, 2001 4/

	(c)	Certificate of Amendment to By-Laws dated February 15, 2002 4/

	(d)	Certificate of Amendment to By-Laws effective November 15, 2006 20/

	(e)	Certificate of Amendment to By-Laws effective February 13, 2008 21/

	(f)	Certificate of Amendment to By-Laws effective May 6, 2009 22/

	(g)	Certificate of Amendment to By-Laws effective February 10, 2010 23/

	(h)	Certificate of Amendment to By-Laws effective March 9, 2018 14/

(3)	(a)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest 24/

(4)	(a)	Management Contract with respect to Limited Purpose Cash Investment Fund 25/

	(b)	Investment Advisory and Administration Contract with respect to UBS Ultra Short Income Fund 26/

	(c)	Restated Investment Advisory and Administration Contract with respect to UBS Liquid Assets Government Fund 17/

	(d)	Amendment to Management Contract with respect to Limited Purpose Cash Investment Fund 17/

	(e)	Amendment to Investment Advisory and Administration Contract with respect to UBS Ultra Short Income Fund 17/

	(f)	Amended and Restated Selling Agreement with UBS Financial Services Inc. with respect to UBS Ultra Short Income Fund 18/

(5)	(a)	Principal Underwriting Contract for UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 5/

	(b)	Amended and Restated Principal Underwriting Contract for UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund, UBS Prime Reserves Fund, UBS Select Government Preferred Fund, UBS Select Government Institutional Fund, UBS RMA Government Money Market Fund, UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund, and Cantor Fitzgerald Government Money Market Fund 17/

	(c)	Distribution Contract for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 27/

	(d)	Principal Underwriting Contract for UBS Ultra Short Income Fund 26/

	(e)	Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. with respect to UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 27/

	(f)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. to add UBS Select Treasury Preferred Fund 6/

	(g)	Mutual Fund Account Administration Agreement with respect to UBS Select Treasury Institutional Fund 28/

	(h)	Amendment to Schedule B to Mutual Fund Account Administration Agreement with respect to UBS Select Treasury Institutional Fund 28/

	(i)	Amendment to Mutual Fund Account Administration Agreement with respect to UBS Select Treasury Institutional Fund 28/

	(j)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. with respect to UBS Select Treasury Institutional Fund and UBS Select Treasury Preferred Fund 23/

	(k)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Prime Preferred Fund and UBS Prime Reserves Fund 29/

	(l)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Select Government Preferred Fund and UBS Select Government Institutional Fund 12/

	(m)	Selected Dealer Agreement between UBS Asset Management (US) Inc.* and Treasury Curve LLC with respect to UBS Select Treasury Institutional Fund and UBS Select Treasury Preferred Fund 23/

	(n)	Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. with respect to UBS RMA Government Money Market Fund 12/

	(o)	Form of Amendment to Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries 12/

	(p)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund and UBS Select 100% US Treasury Institutional Fund 17/

	(q)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to Class A shares and Class P shares of UBS Ultra Short Income Fund 26/

	(r)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to Class I shares of UBS Ultra Short Income Fund 26/

	(s)	Dealer Agreement between UBS Asset Management (US) Inc. and CF Secured, LLC with respect to Cantor Fitzgerald Government Money Market Fund 16/

	(t)	Form of Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and CF Secured, LLC with respect to Cantor Fitzgerald Government Money Market Fund 30/

(6)	(a)	Bonus, profit sharing or pension plans - none

(7)	(a)	Custodian Contract with State Street Bank and Trust Company for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 25/

	(b)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 5/

	(c)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select Treasury Preferred Fund 22/

	(d)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Prime Preferred Fund and UBS Prime Reserves Fund 28/

	(e)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select Government Preferred Fund, UBS Select Government Institutional Fund and UBS RMA Government Money Market Fund 12/

	(f)	Amendment to the Custody Contract with State Street Bank and Trust Company to include Limited Purpose Cash Investment Fund 25/

	(g)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Ultra Short Income Fund 26/

	(h)	Amendment to the Custody Contract with State Street Bank and Trust Company to include Cantor Fitzgerald Government Money Market Fund 31/

	(i)	Form of Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select 100% US Treasury Institutional Fund and UBS Select 100% US Treasury Preferred Fund 17/

(8)	(a)	(i)	Transfer Agency and Related Services Agreement for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 3/

		(ii)	Amendment No. 2 to the Transfer Agency and Services Agreement for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 32/

		(iii)	Amendment No. 3 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 32/

		(iv)	Amendment No. 4 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Treasury Preferred Fund 22/

		(v)	Amendment No. 6 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Prime Preferred Fund and UBS Prime Reserves Fund 12/

		(vi)	Amendment No. 7 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Government Preferred Fund and UBS Select Government Institutional Fund 12/

		(vii)	Transfer Agency and Related Services Agreement 33/

		(viii)	Amendment to the Transfer Agency Agreement 34/

		(ix)	Adoption and Amendment Agreement with BNY Mellon Investment Servicing (U.S.) Inc. for UBS RMA Government Money Market Fund relating to the Transfer Agency and Related Services Agreement and Amendment to the Transfer Agency Agreement 13/

		(x)	Amendment No. 8 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include Limited Purpose Cash Investment Fund 25/

		(xi)	Amendment No. 9 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Ultra Short Income Fund 35/

		(xii)	Amendment No. 11 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include Cantor Fitzgerald Government Money Market Fund, UBS Select 100% US Treasury Institutional Fund, and UBS Select 100% US Treasury Preferred Fund 19/

	(b)	Amended and Restated Administration Contract for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund, and UBS Select Government Preferred Fund 15/

	(c)	Amended and Restated Administration Contract with respect to UBS RMA Government Money Market Fund 15/

	(d)	Administration Contract for Cantor Fitzgerald Government Money Market Fund 16/

	(e)	Amendment to Amended and Restated Administration Contract for Institutional, Preferred and Reserves Series 17/

	(f)	Amendment to Amended and Restated Administration Contract with respect to UBS RMA Government Money Market Fund 17/

	(g)	Amendment to Administration Contract for Cantor Fitzgerald Government Money Market Fund 17/

	(h)	Administration Contract for UBS Select 100% US Treasury Institutional Fund and UBS Select 100% US Treasury Preferred Fund 17/

	(i)	Shareholder Services Plan with respect to UBS RMA Government Money Market Fund 29/

	(j)	Shareholder Services Plan and Agreement with respect to Cantor Fitzgerald Government Money Market Fund 16/

	(k)	(i) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund and UBS Prime Preferred Fund 19/

(ii) Fee Waiver Agreement with respect to Limited Purpose Cash Investment Fund 36/

(iii) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Ultra Short Income Fund 19/

(iv) Fee Waiver and Expense Reimbursement Agreement with respect to Cantor Fitzgerald Government Money Market Fund 19/

(v) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select 100% US Treasury Preferred Fund and UBS Select 100% US Treasury Institutional Fund 19/

	(l)	Exclusive Placement Agent Agreement with respect to Limited Purpose Cash Investment Fund 25/

	(m)	(i) Service Agreement with State Street Bank and Trust Company, dated as of May 31, 2018 37/

(ii) Amendment to Service Agreement with State Street Bank and Trust Company to include Cantor Fitzgerald Government Money Market Fund 33/

(iii) Form of Amendment to Service Agreement with State Street Bank and Trust Company to include UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund 17/

	(n)	Form of Fund of Funds Investment Agreement under Rule 12d1-4 38/

(9)	(a)	Opinion and Consent of Counsel with respect to UBS Select Treasury Institutional Fund, UBS Prime Reserves Fund, UBS Select Government Institutional Fund, UBS Select 100% US Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS RMA Government Money Market Fund, Cantor Fitzgerald Government Money Market Fund, UBS Liquid Assets Government Fund and UBS Ultra Short Income Fund 19/

(10)	(a)	Consent of Independent Registered Public Accounting Firm with respect to UBS Select Treasury Institutional Fund, UBS Prime Reserves Fund, UBS Select Government Institutional Fund, UBS Select 100% US Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS RMA Government Money Market Fund, Cantor Fitzgerald Government Money Market Fund, UBS Liquid Assets Government Fund and UBS Ultra Short Income Fund 19/

	(b)	Consent of Independent Registered Public Accounting Firm with respect to Limited Purpose Cash Investment Fund 36/

(11)		Omitted Financial Statements - none

(12)		Letter of Investment Intent 1/

(13)		Shareholder Services Plan Pursuant to Rule 12b-1 with respect to Class A shares of UBS Ultra Short Income Fund 26/

(14)	(i)	Multiple Class Plan Pursuant to Rule 18f-3 for UBS Ultra Short Income Fund 14/

	(ii)	Multiple Class Plan Pursuant to Rule 18f-3 for UBS Select 100% US Treasury Preferred Fund 17/

	(iii)	Multiple Class Plan Pursuant to Rule 18f-3 for Cantor Fitzgerald Government Money Market Fund 30/

(15)		Code of Ethics for Registrant, UBS Asset Management (Americas) LLC (formerly known as UBS Asset Management (Americas) Inc.) (investment advisor) and UBS Asset Management (US) Inc. (principal underwriter) 19/

(16)		Powers of Attorney for Messrs. Burt and Garil and Ms. Higgins 39/

(17)		Power of Attorney for Ms. Kilkeary 14/

(18)		Powers of Attorney for Ms. Breen and Mr. Malpass 38/

(19)		Power of Attorney for Mr. Carver 40/

*	Formerly known as UBS Global Asset Management (US) Inc.

1/	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-52965, filed July 29, 1998.

2/	Incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement, SEC File No. 333-52965, filed September 1, 1999.

3/	Incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 29, 2001.

4/	Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant’s registration statement, SEC File No. 333-52965, filed April 30, 2002.

5/	Incorporated by reference from Post-Effective Amendment No. 16 to the Registrant’s registration statement, SEC File No. 333-52965, filed April 28, 2004.

6/	Incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2007.

7/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 333-52965, filed October 3, 2008.

8/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2015.

9/	Incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-52965, filed October 16, 2015.

10/	Incorporated by reference from Post-Effective Amendment No. 44 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 30, 2015.

11/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 23, 2016.

12/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 26, 2016.

13/	Incorporated by reference from Amendment No. 55 to the Registrant’s registration statement, SEC File No. 811-08767, filed November 16, 2016.

14/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 9, 2018.

15/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 23, 2019.

16/	Incorporated by reference from Post-Effective Amendment No. 74 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 20, 2023.

17/	Incorporated by reference from Post-Effective Amendment No. 77 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 11, 2024.

18/	Incorporated by reference from Post-Effective Amendment No. 95 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2024.

19/	Incorporated by reference from Post-Effective Amendment No. 80 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 26, 2025.

20/	Incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 14, 2007.

21/	Incorporated by reference from Post-Effective Amendment No. 23 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 27, 2008.

22/	Incorporated by reference from Post-Effective Amendment No. 27 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2009.

23/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2010.

24/	Incorporated by reference from Articles IV, VI and X of Registrant’s Trust Instrument and from Articles VI and IX of Registrant’s By-Laws.

25/	Incorporated by reference from Amendment No. 56 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 25, 2017.

26/	Incorporated by reference from Post-Effective Amendment No. 61 to the Registrant’s registration statement, SEC File No. 333-52965, filed May 24, 2018.

27/	Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 25, 2000.

28/	Incorporated by reference from Post-Effective Amendment No. 69 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2021.

29/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 28, 2016.

30/	Incorporated by reference from Post-Effective Amendment No. 78 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 22, 2024.

31/	Incorporated by reference from Post-Effective Amendment No. 76 to the Registrant’s registration statement, SEC File No. 333-52965, filed January 22, 2024.

32/	Incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 30, 2004.

33/	Incorporated by reference from Post-Effective Amendment No. 31 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 2-78309, filed August 28, 1998.

34/	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2011.

35/	Incorporated by reference from Post-Effective Amendment No. 64 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2018.

36/	Incorporated by reference from Amendment No. 97 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 22, 2025.

37/	Incorporated by reference from Amendment No. 63 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 24, 2018.

38/	Incorporated by reference from Post-Effective Amendment No. 71 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 25, 2023.

39/	Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement of PACE Select Advisors Trust, SEC File No. 33-87254, filed November 28, 2007.

40/	Incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of PACE Select Advisors Trust, SEC File No. 33-87254, filed November 27, 2023.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Section 2 of Article IX of the Trust Instrument, as amended (“Trust Instrument”), “Indemnification,” provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

Additionally, “Limitation of Liability” in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or by any officer, agent, employee, investment advisor or independent contractor of the Registrant.

Section 9 (except as otherwise noted) of each (i) Investment Advisory and Administration Contract with respect to UBS Liquid Assets Government Fund; (ii) Section 8 of the Administration Contract with respect to UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund, and Cantor Fitzgerald Government Money Market Fund; (iii) Section 8 of the Administration Contract with respect to UBS RMA Government Money Market Fund; (iv) Management Contract for Limited Purpose Cash Investment Fund; and (v) Section 11 of the Investment Advisory and Administration Contract with respect to UBS Ultra Short Income Fund (each, an “Advisory/Administration Contract”), with UBS Asset Management (Americas) LLC (formerly, UBS Asset Management (Americas) Inc. and UBS Global Asset Management (Americas) Inc.) (“UBS AM”) provides that UBS AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series (“Fund”) of the Registrant in connection with the matters to which the Advisory/Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory/Administration Contract. Section 10, 11, or 12 of each Advisory/Administration Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Advisory/Administration Contract and that UBS AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

Section 9 of each Principal Underwriting Contract or Distribution Contract provides that the Trust will indemnify UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) (“UBS AM (US)”) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS AM (US) to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (the “1933 Act”). Section 9 of each Principal Underwriting Contract or Distribution Contract also provides that UBS AM (US) agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS AM (US) for use in the

Registration Statement or arising out of an agreement between UBS AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS AM (US) in connection with the Contract.

Section 15 or 16 of each Principal Underwriting Contract and Section 10 of the Distribution Contract contain provisions similar to Section 10, 11, or 12 of the Advisory/Administration Contracts, with respect to UBS AM (US). Section 9, 14, or 15 of each Dealer Agreement, and Section 12 of the Mutual Fund Account Administration Agreement, contains provisions similar to those of Section 9 of the Principal Underwriting Contract or Distribution Contract with respect to the applicable dealer.

The Exclusive Placement Agent Agreement contains provisions similar to those of Section 9 of the Principal Underwriting Contract or Distribution Contract with respect to the applicable dealer.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

UBS AM, a Delaware limited liability company, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS Group AG. UBS AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each board manager of UBS AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board manager is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name	Position(s) Held with UBS AM	Other Substantial Business, Profession, Vocation or Employment

Mark E. Carver	Executive Director and Head of Product Structuring Americas	President and Director (Board) of UBS Asset Management Trust Company

Ralph Mattone	Treasurer, Chief Financial Officer, and Managing Director	Chief Financial Officer, Managing Director and Regional Group Controller of UBS Securities LLC and UBS Financial Services Inc.; Treasurer and Chief Financial Officer of UBS Asset Management Trust Company

Leesa Merrill	Executive Director	Chief Compliance Officer of certain UBS registered fund families; Executive Director of UBS AM (US)

Barry Mullen	Executive Director and Chief Compliance Officer — Americas	Executive Director and Chief Compliance Officer of UBS AM (US); Chief Compliance Officer and Trust Officer of UBS Asset Management Trust Company

James Poucher	Manager (Board), Managing Director, President, Chief Executive Officer, and Head of UBS Asset Management Americas	Global Head of UBS Asset Management Operations; Trust Officer of UBS Asset Management Trust Company

Robert Sabatino	Managing Director and Global Head of Liquidity Portfolio Management	Trust Officer of UBS Asset Management Trust Company

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Philip Stacey	Managing Director, Head of Legal – UBS AM Americas, and Assistant Secretary	Managing Director, Head of Legal – UBS AM Americas, and Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company

Omar Tariq	Manager and Head of Investment Accounting	None

David Walczak	Managing Director and Head of US Money Markets Portfolio Management	Trust Officer of UBS Asset Management Trust Company

Keith A. Weller	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary of UBS AM (US)

Shelley Wong-Chassine	Manager and Business Manager	None

Meggan Zabel	Manager (Board)	Head of Investments Business Management; Director (Board) of UBS Asset Management Trust Company

Messrs. Mullen, Sanders, Stacey and Weller and Ms. Merrill are employed by UBS Business Solutions US LLC.

Item 32. Principal Underwriter/Placement Agent

(a)  UBS AM (US) serves as principal underwriter or placement agent for the following other investment companies:

CREDIT SUISSE COMMODITY STRATEGY FUNDS

CREDIT SUISSE OPPORTUNITY FUNDS

CREDIT SUISSE TRUST

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE HIGH YIELD BOND FUND

MASTER TRUST

PACE SELECT ADVISORS TRUST

SMA RELATIONSHIP TRUST

THE UBS FUNDS

UBS INVESTMENT TRUST

(b)  UBS AM (US) is the Registrant’s principal underwriter or placement agent. The directors and certain principal executive officers of UBS AM (US), their principal business addresses, and their positions and offices with UBS AM (US), are identified below along with those directors and officers of UBS AM (US) who also serve as trustees or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name and Address	Position(s) Held With Registrant	Positions and Offices with Underwriter or Dealer
Michael Belasco*	None	Board Director, President, Chief Executive Officer, Managing Director, and Head of Americas Wholesale and Wealth Management Client Coverage of UBS AM (US)

Rose Ann Bubloski***	Vice President and Assistant Treasurer	None

Mark E. Carver*	President	Executive Director of UBS AM (US)

Kathleen Horan***	None	Treasurer and Chief Financial Officer of UBS AM (US)

Joanne M. Kilkeary***	Vice President, Treasurer and Chief Financial Officer	None

Leesa Merrill**	Chief Compliance Officer	Executive Director of UBS AM (US)

Barry Mullen*	None	Executive Director and Chief Compliance Officer – Americas of UBS AM (US)

Stephen Murphy****	None	Board Director of UBS AM (US)

Robert Sabatino**	Vice President	None

Eric Sanders*****	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Philip Stacey**	Vice President and Assistant Secretary	Managing Director, Head of Legal – UBS AM Americas, and Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company

David Walczak**	Vice President	None

Keith A. Weller**	Vice President and Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary of UBS AM (US)

Meggan Zabel**	None	Board Director of UBS AM (US)

* This person’s business address is 787 Seventh Avenue, New York, NY 10019.

** This person’s business address is One North Wacker Drive, Chicago, IL 60606.

*** This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

**** This person’s business address is 555 California Street, 36th Floor, San Francisco, CA 94104.

***** This person’s business address is 11 Madison Avenue, New York, NY 10010.

(c)  None.

Item 33. Location of Accounts and Records

The books and other documents required (i) by paragraphs (b)(4), (c) and (d) of Rule 31a-1 and (ii) by paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS AM, at 787 Seventh Avenue, New York, NY 10019, 1000 Harbor Boulevard,

Weehawken, NJ 07086, and One North Wacker Drive, Chicago, IL 60606. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS AM, at 787 Seventh Avenue, New York, NY 10019, 1000 Harbor Boulevard, Weehawken, NJ 07086, and One North Wacker Drive, Chicago, IL 60606. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s transfer agent and custodian.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 10th day of October, 2025.

UBS SERIES FUNDS

By:	/s/ Keith A. Weller
Keith A. Weller
Vice President and Secretary